SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report:  September 24, 2002
(Date of earliest event reported)

Commission File No. 333-97547



                    Bank of America Mortgage Securities, Inc.
--------------------------------------------------------------------------------



       Delaware                                         94-324470
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)



201 North Tryon Street, Charlotte, NC                      28255
--------------------------------------------------------------------------------
Address of principal executive offices                  (Zip Code)



                                 (704) 387-2111
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     Other Events
            ------------

            Documents Incorporated by Reference

            The consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 are hereby incorporated by reference into (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-97547) of the Registrant; and
(iii) in the prospectus supplement, dated September 24, 2002, and prospectus relating to Bank of America Mortgage Securities, Inc, relating to Mortgage Pass-Through Certificates, Series 2002-9 and shall be deemed to be a part hereof and thereof.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c)   Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                            Description
-----------                            -----------

      (EX-23) Consent of PricewaterhouseCoopers LLP, independent certified public accountants of MBIA Insurance Corporation and subsidiaries in connection with Bank of America Mortgage Securities, Inc, Mortgage Pass-Through Certificates,
                                       Series 2002-9

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BANK OF AMERICA MORTGAGE SECURITIES, INC.


September 24, 2002



                                    By:  /s/ Judy Lowman
                                        --------------------------
                                        Name:  Judy Lowman
                                        Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                              Paper (P) or
Exhibit No.                Description                        Electronic (E)
-----------                -----------                        --------------

 (EX-23)                   Consent of PricewaterhouseCoopers        E
                           LLP, independent certified public
                           accountants of MBIA Insurance
                           Corporation and subsidiaries in
                           connection with Bank of America
                           Mortgage Securities, Inc,
                           Mortgage Pass-Through
                           Certificates, Series 2002-9